SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2002
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


       Washington                       0-15540               91-1223535
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 (State of other jurisdiction          (Commission        (IRS Employer Identi-
     of incorporation)                 File Number)         fication Number)

               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code)


        Registrants telephone number, including area code: (425) 514-0700
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

     Item 5. Other Events

     On February 27, 2002 at an investors conference, Bob Dickson, President and CEO of Frontier Financial Corporation announced that first quarter 2002 earnings per share are expected to increase approximately 25% over the first quarter of 2001. The press release is filed herewith as Exhibit 99.

     Item 7. Exhibits

     99      Press Release




                                   SIGNATURES


     Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



              Dated:        February 27, 2002
                            -----------------

                                              FRONTIER FINANCIAL CORPORATION



                                               By:  /s/ James F. Felicetty
                                                   -----------------------------
                                                   James F. Felicetty
                                                   Its: Secretary/Treasurer

FRONTIER FINANCIAL CORPORATION                               Contact:
332 SW Everett Mall Way                                      Robert J. Dickson
Everett, WA  98204                                           President & CEO
                                                             425-514-0700

NEWS RELEASE


                     FRONTIER FINANCIAL CORPORATION PROVIDES
                     EARNINGS UPDATE FOR FIRST QUARTER 2002

     EVERETT, WASHINGTON - February 27, 2002 - Frontier Financial Corporation (NASDAQ:FTBK), today announced it expects first quarter 2002 earnings per share to increase approximately 25% over earnings per share for the first quarter of 2001. The announcement was made by Bob Dickson, President and CEO of Frontier at an investors conference sponsored by Sandler O'Neill and Partners, L.P., in Carlsbad, California.

     Dickson stated, "While balance sheet growth may be a challenge this year, a more stable interest rate environment should help Frontier's net interest margin." The Corporation earned $.36 per fully diluted share in the first quarter of 2001. Earnings were adversely impacted by contracting net interest margins caused by the Federal Reserve's policy of reducing interest rates.

     While a forecast for full year 2002 earnings was not offered, it was stated that "Earnings for the year will be substantially better than 2001, it is premature to predict because of the current fragile economic environment".

     Frontier Financial Corporation headquartered in Everett, Washington, is the parent company of Frontier Bank which operates thirty-eight banking offices in eight counties in northwest Washington.

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Information herein contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, which can be identified by words such as "may", "expected", "anticipate", "estimate", "continue" or other comparable words. In addition, all statements other than statements of historical facts that address activities that Frontier expects or anticipates will or may occur in the future are forward- looking statements. Readers are encouraged to read the SEC reports of Frontier particularly its Form 10-K for the Fiscal Year Ended December 31, 2000, for meaningful cautionary language discussing why actual results may vary materially from those anticipated by management.